Investment Risks	Jun. 24, 2025
Torray Fund | Convertible Securities Risk
Prospectus [Line Items]
Risk [Text Block]

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and fixed income securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible fixed income security, and generally has less potential for gain or loss than the underlying stock.